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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  January 23, 1996


                          COCA-COLA ENTERPRISES INC.

              (Exact name of registrant as specified in its charter)



         Delaware                  01-09300                 58-0503352
        (State of            (Commission File No.)        (IRS Employer
      Incorporation)                                    Identification No.)




              2500 Windy Ridge Parkway, Atlanta, Georgia 30339
        (Address of principal executive offices, including zip code)

                               (770) 989-3000
           (Registrant's telephone number, including area code)















                                                             Page 1 of 7 pages
                                                          Exhibit Index page 4





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Item 5.   Other Events
------    ------------
          Coca-Cola Enterprises Inc. (the "Company") files herewith its Condensed Consolidated Statements of Operations, reporting the Company's financial results for the fourth quarter and full-year 1995, including a summary of key financial information.



Item 7.   Financial Statements and Exhibits
------    ---------------------------------
          (c) Exhibits.


           99 Condensed Consolidated Statements of Operations (unaudited) of the Company, reporting financial results for the fourth quarter and full-year 1995, including a summary of key financial information.








































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                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COCA-COLA ENTERPRISES INC.
                                     (Registrant)


                                       LOWRY F. KLINE
Date: January 23, 1996          By:------------------------------
                                   Lowry F. Kline
                                   General Counsel






































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                           COCA-COLA ENTERPRISES INC.

                                 EXHIBIT INDEX


Exhibit No.                                                       Page
-----------                                                       ----

    99          Condensed Consolidated Statements of Operations     5
                (unaudited) of the Company, reporting financial results for the fourth quarter and full-year
                1995, including a summary of key financial information.














































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